UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 8, 2014 (December 5, 2014)
Date of Report (date of earliest event reported)

Fox Factory Holding Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-36040	26-1647258
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
915 Disc Drive
Scotts Valley, California 95066
(Address of principal executive offices) (Zip Code)
(831) 274-6500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

On December 5, 2014, Fox Factory Holding Corp. (the “Company”), through its wholly owned subsidiaries Fox Factory, Inc. (“Fox”), RFE Holding (US) Corp. (“US Buyer”), RFE Holding (Canada) Corp. (“CA Buyer”) and Fox Factory IP Holding Corp. (“KY Buyer,” and collectively the “Buyer”), entered into an Asset Purchase Agreement (the “APA”) with 1021039 B.C. Ltd. (“CA Seller”) and Easton Cycling (USA), Inc. (“US Seller,” and together with CA Seller, the “Seller”). The Seller is comprised of the Race Face and Easton Cycling businesses, and designs, manufactures and distributes high-quality mountain and road bike wheels, as well as, high-performance cycling components including cranks, bars, stems, and seat posts globally to OEMs and the aftermarket (the “Business”). Pursuant to the APA, Buyer will purchase the Business by acquiring substantially all of Seller’s assets (the “Acquired Assets”) and assuming certain of Seller’s liabilities (the “Assumed Liabilities”) in an asset purchase transaction (the “Transaction”). All terms not defined herein shall have the meaning ascribed to them in the APA, attached hereto as Exhibit 10.1.

The consideration for the Acquired Assets (the “Purchase Price”) will be the sum of Canadian dollar ("CAD") $33,211,000 (the “Base Purchase Price”) plus the Easton Product Liability Premium Amount plus the Adjustment Amounts plus potential earn-out payments aggregating up to a maximum of CAD $19,500,000, and the assumption of the Assumed Liabilities. Upon consummation of the APA (the “Closing”), the Company will, through Fox, on behalf of the Buyer, pay: (i) to Seller, an amount equal to the sum of the Base Purchase Price plus the Estimated Working Capital less an escrow amount equal to CAD $3,321,100 (the “Indemnification Escrow Amount”) less certain indebtedness to be paid off at Closing (the Loan Payoff Amount and BRG Payoff Amount); (ii) to Computershare Trust Company of Canada, as Escrow Agent, the Indemnification Escrow Amount; and (iii) to FIRST Insurance Funding of Canada Inc. the Easton Product Liability Amount.

The APA contains customary representations, warranties, covenants and agreements of the parties. Each party’s obligation to consummate the APA is subject to certain conditions, including, but not limited to: (i) the representations and warranties of each Seller and Buyer contained in the APA continuing to be true and correct as of the Closing Date; (ii) each Seller and Buyer performing and complying with all the obligations, agreements and covenants contained in the APA to be performed by it prior to or as of the Closing Date, including the entry of CA Seller into certain license agreements with KY Buyer; (iii) all closing deliveries required to be made by each Seller and Buyer being received by the other party; and (iv) Buyers’ obtainment of financing.

The foregoing description of the APA does not purport to be complete and is qualified in its entirety by reference to the APA, which is attached to this report as Exhibit 10.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibits are furnished herewith:

Exhibit Number	Description
10.1
Asset Purchase Agreement, by and between Fox Factory, Inc., RFE Holding (US) Corp., RFE Holding (Canada) Corp., Fox Factory IP Holding Corp., 1021039 B.C. Ltd. and Easton Cycling (USA), Inc. dated December 5, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fox Factory Holding Corp.

Date:	December 8, 2014	By:	/s/ ZVI GLASMAN

Zvi Glasman
Chief Financial Officer and Treasurer